EXHIBIT 99.3

                                December 12, 1997


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                  -------------------------------------------


                         PRE-MARKETING DECEMBER 12, 1997



                       EXPECTED LAUNCH: DECEMBER 12, 1997

                       EXPECTED PRICING: DECEMBER 15, 1997


                  -------------------------------------------


                          $1,500,000,000 (APPROXIMATE)

          $700,000,000 (APPROXIMATE) FIXED RATE FIXED RATE CERTIFICATES

                          THE MONEY STORE TRUST 1997-D

                              HOME EQUITY LOAN ABS


                  -------------------------------------------

               SEC SHELF ABS -- NO RED HERRINGS WILL BE AVAILABLE


     The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. No representation is made that it is accurate or complete. Any such offer to buy or sell any security would be made pursuant to a definitive prospectus and prospectus supplement prepared by the issuer which would contain material information not contained in these materials.

                                                         December 12, 1997


                  $1,500,000,000 THE MONEY STORE TRUST, 1997-D
                    THE MONEY STORE, INC. -- MASTER SERVICER

                             TRANSACTION HIGHLIGHTS



                                                      TRANSACTION HIGHLIGHTS
 ----------------------------------------------------------------------------------------------------------------------------------
                                                  EXPECTED                       PAYMENT
                                  APPROXIMATE     RATINGS       AVERAGE         WINDOWS TO    INTEREST    EXPECTED    PRICE
                   CLASS          CLASS SIZE      (MOODY'S/     LIFE             MATURITY       DAY         FINAL      TO
 CLASS(1) GROUP    TYPE           ($THOUSANDS)     S&P)         TO MATURITY(2)    (MONTHS)     COUNT     MATURITY(2)  BENCHMARK
 ==================================================================================================================================

 AF1      I     Fixed Sequential   110,000,000     Aaa/AAA         0.43            10          30/360     10/15/98      TBD
 AF2      I     Fixed Sequential    80,000,000     Aaa/AAA         1.03             7          30/360     04/15/99      TBD
 AF3      I     Fixed TAC          220,000,000     Aaa/AAA         2.25            27          30/360     06/15/01      TBD
 AF4      I     Fixed TAC           60,000,000     Aaa/AAA         4.04            15          30/360     08/15/02      TBD
 AF5      I     Fixed TAC           34,000,000     Aaa/AAA         5.12            14          30/360     09/15/03      TBD
 AF6      I     Auction Rate/       76,000,000     Aaa/AAA         9.13           181        Actual/360   05/15/14      TBD
                 Companion
 AF7      I     Nas                 70,000,000     Aaa/AAA         6.38           159          30/360     03/15/14      TBD

 AV1     II                                          NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 AV2     II                                          NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 M1V     II                                          NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 M2V     II                                          NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 BV      II                                          NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 AH1     III                                         NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 AH2     III                                         NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 AH3     III                                         NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 AH4     III                                         NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 AH5     III                                         NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 AH6     III                                         NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 MH1     III                                         NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 MH2     III                                         NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 BH      III                                         NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 AMF     IV                                          NOT OFFERED BY MORGAN STANLEY DEAN WITTER
 TOTAL                           $1,500,000,000       --             --          --             --                         --
-----------------------------------------------------------------------------------------------------------------------------------
         NOTES: (1)  The Class AF1 through AF7 certificates are backed by the Group I (fixed rate) pool of mortgage loans.
                (2)  Class AF1 through AF7 are priced at a prepayment speed of 100% PPC.





This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.

ORIGINATOR/MASTER SERVICER:         The Money Store, Inc. and affiliates.

TRUSTEE:                            The Bank of New York

UNDERWRITERS:                       MORGAN STANLEY DEAN WITTER (book running

                                    manager and co-lead); Prudential Securities
                                    (co-lead), First Chicago (co-manager)

COLLATERAL:                         Group I:  Fixed Rate Home Equity Loans
                                    (Classes AF1-AF7) Group II: Adjustable Rate
                                    Home Equity Loans (Classes AV1, AV2, MV1,
                                    MV2, and BV) Group III: Fixed Rate Home
                                    Improvement Loans ( Classes AH1-AH6, MH1,
                                    MH2, BH) Group IV: Multi-Family Loans (Class
                                    AMF)

                                    See "Collateral Description"

GROUP I: FIXED RATE                 CLASSES AF1 AND AF2: Sequential Pay Bonds.
CERTIFICATES:                       CLASSES AF3, AF4 AND AF5: TAC Bonds
                                    (Targeted Amortization Classes). The TAC
                                    Bonds will pay principal based on an
                                    amortization schedule at the pricing speed.
                                    CLASS AF6: Auction Rate/Companion Bond.
                                    CLASS AF7: NAS bond.

GROUP I:  CLASS AF1                 The prepayment assumption is 100% PPC,
THROUGH AF7                         which equates to a prepayment speed of
PREPAYMENT SPEED:                   2.4% CPR  in the  first month, increasing
                                    by 2.4% CPR each month to 24.0% CPR in month
                                    10, and remaining at 24.0% CPR thereafter on a seasoning adjusted basis

EXPECTED PRICING DATE:              December 15, 1997

EXPECTED SETTLEMENT DATE:           December 31, 1997, through DTC, Euroclear,
                                    and CEDEL.

DISTRIBUTION DATES:                 The 15th of each month, beginning January
                                    15, 1998

OPTIONAL CALL                       The master servicer may exercise a
                                    clean-up call when the aggregate collateral balance of all groups is less than 10% of the original collateral balance as of the cut-off date

TRUST TAX STATUS:                   REMIC trust

ERISA ELIGIBILITY:                  The Class AF1 through AF7 Certificates
                                    will be ERISA eligible.

SMMEA ELIGIBILITY:                  The Certificates are NOT SMMEA eligible

CREDIT ENHANCEMENT:                 Group I: MBIA surety wrap,
                                    overcollateralization,
                                    cross-collateralization, subordination of excess

LEGAL FINAL MATURITY:               Class AF1:  January 15, 2000
                                    Class AF2:  July 15, 2000
                                    Class AF3:  September 15, 2002
                                    Class AF4:  November 15, 2003
                                    Class AF5:  December 15, 2038
                                    Class AF6:  December 15, 2038
                                    Class AF7:  December 15, 2038




This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.

                                PAYMENT STRUCTURE


PRINCIPAL AND INTEREST COLLECTIONS (NET OF SERVICING FEE AND CONTINGENCY FEE) WILL BE ALLOCATED IN THE FOLLOWING PRIORITY:

1.   Trustee and Surety fee
2. Senior bonds (Class AF1 through AF7) current interest plus unpaid interest shortfalls
3.   Principal payments are applied as follows:
            a) Pay Classes AF7 according to the following Lockout Percentage--such Lockout Percentage is calculated on the
                Class AF7 pro rata share of all principal payments:
                January 1998 - December 2000      0%
                January 2001 - December 2002      45%
                January 2003 - December 2003      80%
                January 2004 - December 2004      100%
                January 2005 - 300%
            b)  Pay Class AF1 until retirement;
            c)  Pay Class AF2 until retirement;
            d)  Pay Class AF3 based on its Targeted Amortization Schedule;
            e)  Pay Class AF4 based on its Targeted Amortization Schedule;
            f)  Pay Class AF5 based on its Targeted Amortization Schedule;
            g)  Pay Class AF6 until retirement;
            h)  Pay Class AF3 until retirement;
            i)  Pay Class AF4 until retirement;
            j)  Pay Class AF5 until retirement; and
            K)  Pay Class AF7 until retirement

4. To the Residual Holder, to the extent available after covering current monthly losses, accrued monthly interest based on a coupon of 2.50% per annum on a notional principal balance equal to the balance of the Class AF7 Certificates, commencing on the first remittance date and concluding on the October 1998 Remittance Date

5. Excess interest used to build overcollateralization to the target level for the (AF1-AF7) only

6. Any excess cash flow reverts to the Residual Holder if not required for cross-collateralization

     Targeted Amortization Schedule is the pricing speed cashflow


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.

                                CREDIT STRUCTURE


-    SURETY BOND PROVIDED BY MBIA

- Overcollateralization ("O/C") will build through the application of net excess interest to [3.10%] of the Original Balance of the fixed rate loans. O/C can step-down to [6.20%] of the current balance of the fixed rate loans after the 30th distribution date pending performance tests. The O/C is subject to a floor of 0.50% of the Original Balance of the fixed rate loans.


             AVERAGE LIFE SENSITIVITY TO CHANGES IN PREPAYMENT RATES


                          ASSUMES NO 10% CLEAN-UP CALL

                           PREPAYMENT ASSUMPTION (PPC)
---------------------------------------------------------------------------------------------------------
                     75              100              125              150              175                  200
                     --              ---              ---              ---              ---                  ---

                 WAL   Pymnt.    WAL    Pymnt.     WAL    Pymnt.      WAL    Pymnt.    WAL     Pymnt.     WAL       Pymnt.
                        Win.             Win.              Win.               Win.              Win.                 Win.
==============================================================================================================================
  Class AF1      0.51     12      0.43     10       0.37      8       0.33       8      0.30       7       0.27         6

  Class AF2      1.29      9      1.03      7       0.86      6       0.75       5      0.67       4       0.61         4

  Class AF3      2.96     38      2.25     27       2.26     28       2.05      23      1.74      19       1.51        16

  Class AF4      5.50     22      4.04     15       4.18     18       3.72      17      3.01      13       2.48         9

  Class AF5      7.52     29      5.12     14       5.92     42       6.03      82      4.17      17       3.32        13

  Class AF6     12.29    146      9.13    181       3.70     148      1.11       5      0.97       5       0.86         4

  Class AF7      6.85    213      6.38    159       6.04     121      5.76      96      5.37      78       4.71        61

------------------------------------------------------------------------------------------------------------------------------

     NOTE:
     (1) "PPC" column notes prepayment speed ramp of The Money Store 1997-D. The prepayment pricing speed on Class AF1 through AF7 is 100% the PPC, which equates to a prepayment speed of 2.4% CPR in the first month, increasing by 2.4% CPR each month to 24% CPR in month 10, and remaining at 24% CPR thereafter on a seasoning adjusted basis.




This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.

The Money Store Trust 1997-D
Collateral Analysis for Securitization
Final Fixed Pool




                                     Number            Current        % by
                                         of          Principal     Current
Adjustment Type                       Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
Fixed                                 8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------

                                     Number            Current        % by
                                         of          Principal     Current
Current Principal Balance            Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
equals less than 25,000.00            3,412      57,906,464.41       15.09
25,000.01 - 50,000.00                 2,978     106,302,838.26        27.7
50,000.01 - 75,000.00                 1,388      85,198,723.56        22.2
75,000.01 - 100,000.00                  549      46,961,965.43       12.24
100,000.01 - 125,000.00                 301      33,730,591.99        8.79
125,000.01 - 150,000.00                 171      23,222,776.47        6.05
150,000.01 - 175,000.00                  65      10,502,562.23        2.74
175,000.01 - 200,000.00                  37       6,919,116.45         1.8
200,000.01 - 300,000.00                  44      10,408,051.26        2.71
300,000.01 - 400,000.00                   5       1,721,202.52        0.45
400,000.01 - 500,000.00                   2         878,994.02        0.23
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------
Min:   2,183.54
Max:   448494
Average: 42,867.88
Total: 383,753,286.60
---------------------------------    ------   ----------------  ----------






This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.

The Money Store Trust 1997-D
Collateral Analysis for Securitization
Final Fixed Pool


---------------------------------    ------   ----------------  ----------
                                     Number            Current        % by
                                         of          Principal     Current
Current Coupon                        Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
equals less than 7.000                    6         325,337.77        0.08
7.001  -   7.500                          4         478,215.87        0.12
7.501  -   8.000                          5         324,933.73        0.08
8.001  -   8.500                         17       1,387,432.03        0.36
8.501  -   9.000                        149      11,928,233.51        3.11
9.001  -   9.500                        237      17,840,713.06        4.65
9.501  -  10.000                        527      41,795,672.52       10.89
10.001 -  10.500                        735      44,246,049.41       11.53
10.501 -  11.000                        999      55,883,643.63       14.56
11.001 -  11.500                      1,015      43,297,798.91       11.28
11.501 -  12.000                      1,549      57,849,363.86       15.07
12.001 -  13.000                      2,124      67,949,675.50       17.71
13.001 -  14.000                      1,095      28,100,449.19        7.32
14.001 -  15.000                        416      10,657,644.58        2.78
15.001 greater than equals               74       1,688,123.03        0.44
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------
Min:   6.00
Max:   17.99
Weighted Average:   11.39
---------------------------------    ------   ----------------  ----------
---------------------------------    ------   ----------------  ----------




This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.

The Money Store Trust 1997-D
Collateral Analysis for Securitization
Final Fixed Pool



                                     Number            Current        % by
                                         of          Principal     Current
Original Term                         Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
13  -  24                                 1           5,000.00           0
25  -  36                                 3          26,302.01        0.01
37  -  48                                 1          18,000.00           0
49  -  60                               269       3,435,969.06         0.9
61  -  72                                 8         117,657.23        0.03
73  -  84                                95       1,722,531.21        0.45
85  -  96                                16         247,452.30        0.06
97  - 108                                 2          42,396.12        0.01
109 - 120                             1,267      25,316,217.71         6.6
121 - 132                                 3          46,500.00        0.01
133 - 144                                26         662,533.22        0.17
145 - 156                                 3          86,386.35        0.02
157 - 168                                 2          98,727.00        0.03
169 - 180                             3,901     137,911,782.90       35.94
193 - 204                                 2          38,100.00        0.01
205 - 216                                 5         436,987.35        0.11
217 - 228                                 1          14,500.00           0
229 - 240                               684      29,242,065.79        7.62
241 - 252                                 2         158,800.00        0.04
253 - 264                                 2          97,998.42        0.03
265 - 276                                 1          33,000.00        0.01
289 - 300                               427      18,884,829.61        4.92
313 - 324                                 1          55,000.00        0.01
349 - 360                             2,204     162,676,258.34       42.39
469 - 480                                26       2,378,291.98        0.62
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------
Min:   24
Max:   480
Weighted Average:   263
---------------------------------    ------   ----------------  ----------
---------------------------------    ------   ----------------  ----------




This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.

The Money Store Trust 1997-D
Collateral Analysis for Securitization
Final Fixed Pool



                                     Number            Current        % by
                                         of          Principal     Current
Stated Remaining Term                 Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
1   -  12                                 1           2,654.66           0
13  -  24                                 1           5,000.00           0
25  -  36                                24         174,996.02        0.05
37  -  48                                29         286,763.29        0.07
49  -  60                               231       3,249,270.89        0.85
61  -  72                                19         343,118.14        0.09
73  -  84                                79       1,345,474.03        0.35
85  -  96                               201       3,337,176.22        0.87
97  - 108                               176       3,047,939.99        0.79
109 - 120                               905      19,232,597.14        5.01
121 - 132                                 3          46,500.00        0.01
133 - 144                                25         639,501.42        0.17
145 - 156                               757      26,239,734.29        6.84
157 - 168                               521      18,731,119.75        4.88
169 - 180                             2,626      93,126,260.55       24.27
181 - 192                                 1         133,789.81        0.03
193 - 204                                 2          38,100.00        0.01
205 - 216                                21       1,470,075.45        0.38
217 - 228                                23       1,530,875.22         0.4
229 - 240                               645      26,558,812.66        6.92
241 - 252                                 2         158,800.00        0.04
253 - 264                                 2          97,998.42        0.03
265 - 276                                16         692,473.69        0.18
277 - 288                                 8         263,298.12        0.07
289 - 300                               404      17,962,057.80        4.68
313 - 324                                 1          55,000.00        0.01
325 - 336                               302      25,202,392.98        6.57
337 - 348                               166      13,803,590.30         3.6
349 - 360                             1,735     123,599,623.78       32.21
469 - 480                                26       2,378,291.98        0.62
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------
Min:   5
Max:   480
Weighted Average:   256
---------------------------------    ------   ----------------  ----------


---------------------------------    ------   ----------------  ----------




This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.

The Money Store Trust 1997-D
Collateral Analysis for Securitization
Final Fixed Pool


                                     Number            Current        % by
                                         of          Principal     Current
Original Combined LTV                 Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
equals less than 0.000                   38       3,254,156.04        0.85
0.001  -   5.000                          1           6,022.47           0
5.001  -  10.000                         34         455,801.17        0.12
10.001 -  15.000                         66       1,271,463.76        0.33
15.001 -  20.000                        109       2,335,376.46        0.61
20.001 -  25.000                         87       2,001,847.14        0.52
25.001 -  30.000                        121       3,029,511.99        0.79
30.001 -  35.000                        120       3,566,043.48        0.93
35.001 -  40.000                        125       3,873,506.56        1.01
40.001 -  45.000                        123       3,590,298.38        0.94
45.001 -  50.000                        157       5,013,634.41        1.31
50.001 -  55.000                        180       6,644,387.05        1.73
55.001 -  60.000                        202       8,511,499.07        2.22
60.001 -  65.000                        335      13,442,323.22         3.5
65.001 -  70.000                        560      23,348,413.11        6.08
70.001 -  75.000                        623      27,572,643.32        7.18
75.001 -  80.000                      1,492      69,144,457.26       18.02
80.001 -  85.000                      1,529      70,674,536.12       18.42
85.001 -  90.000                      2,130     101,851,269.92       26.54
90.001 -  95.000                        390      12,365,684.74        3.22
95.001 - 100.000                        530      21,800,410.93        5.68
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------
Min:   3.94
Max:   100.00
Weighted Average:   78.55
---------------------------------    ------   ----------------  ----------





This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.

The Money Store Trust 1997-D
Collateral Analysis for Securitization
Final Fixed Pool


---------------------------------    ------   ----------------  ----------
                                     Number            Current        % by
                                         of          Principal     Current
Lien Position                         Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
1                                     4,615     270,915,782.34        70.6
2                                     4,335     112,678,325.81       29.36
3                                         2         159,178.45        0.04
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------


                                     Number            Current        % by
                                         of          Principal     Current
Property Type                         Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
Unknown                                   9         380,170.39         0.1
Detached single family                7,999     339,435,393.23       88.45
Detached PUD                             29       1,419,161.63        0.37
Manufactured single wide                255       9,430,088.64        2.46
Attached PUD                             10         508,726.63        0.13
Attached townhouse                       65       2,651,285.39        0.69
Attached condo                          104       3,741,041.01        0.97
2-4 Family                              317      18,992,318.63        4.95
D-PUD                                     4         112,035.81        0.03
Manufactured double wide                160       7,083,065.24        1.85
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------






This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.

The Money Store Trust 1997-D
Collateral Analysis for Securitization
Final Fixed Pool


---------------------------------    ------   ----------------  ----------
                                     Number            Current        % by
                                         of          Principal     Current
Loan Purpose                          Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
Rate/Term Refinance                   3,506     212,212,248.26        55.3
Debt Consolidation                    3,379      92,686,590.50       24.15
Cashout                               1,393      35,567,954.08        9.27
Purchase Money                          390      32,254,899.52        8.41
Unknown                                 241       9,938,111.01        2.59
Home Improvement                         39         749,504.17         0.2
REO                                       3         308,469.61        0.08
Medical Bills                             1          35,509.45        0.01
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------



                                     Number            Current        % by
                                         of          Principal     Current
Owner Occupancy                       Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
Primary                               8,364     358,044,265.91        93.3
Investment                              296      13,783,794.36        3.59
Unknown                                 238       9,749,614.02        2.54
Second Home                              53       2,141,951.28        0.56
Rental                                    1          33,661.03        0.01
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------


---------------------------------    ------   ----------------  ----------
                                     Number            Current        % by
                                         of          Principal     Current
Documentation Level                   Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
Full Documentation                    8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------

---------------------------------    ------   ----------------  ----------
                                     Number            Current        % by
                                         of          Principal     Current
Geographical Distribution             Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
New York                                641      34,648,801.26        9.03
Pennsylvania                            588      23,346,253.09        6.08
Illinois                                502      22,397,436.26        5.84
Ohio                                    432      19,339,746.78        5.04
Florida                                 425      18,473,259.01        4.81
Georgia                                 367      17,028,750.24        4.44
Indiana                                 386      16,747,921.56        4.36
North Carolina                          310      16,079,567.03        4.19
New Jersey                              343      16,077,589.15        4.19
Michigan                                379      14,377,464.69        3.75
California-Northern                     290      13,968,153.65        3.64
South Carolina                          285      13,372,263.92        3.48
Washington                              330      13,010,405.70        3.39
California-Southern                     281      12,693,788.06        3.31
Missouri                                312      11,348,385.74        2.96
Arizona                                 198       8,284,818.46        2.16
Maryland                                211       8,076,404.25         2.1
Tennessee                               197       7,865,030.58        2.05
Colorado                                191       7,762,599.19        2.02
Mississippi                             142       5,974,869.34        1.56
Kentucky                                130       5,884,668.67        1.53
Minnesota                               157       5,588,817.88        1.46
New Mexico                              121       5,353,871.01         1.4
Connecticut                             111       5,232,813.39        1.36
Massachusetts                           133       5,031,063.02        1.31
Oregon                                  111       4,650,359.33        1.21
Louisiana                               116       4,515,342.30        1.18
Virginia                                 97       4,459,316.82        1.16
Nevada                                  127       4,199,605.39        1.09
Utah                                    107       3,997,326.64        1.04
Wisconsin                               100       3,953,061.62        1.03
Kansas                                  113       3,363,706.02        0.88
Texas                                    59       3,180,499.09        0.83
Maine                                    80       2,748,095.72        0.72
Idaho                                    75       2,550,712.26        0.66
Iowa                                     83       2,459,230.02        0.64
Oklahoma                                 79       2,248,697.97        0.59
West Virginia                            63       2,100,901.42        0.55
Nebraska                                 62       1,978,561.57        0.52
Rhode Island                             41       1,868,334.25        0.49
New Hampshire                            44       1,742,014.79        0.45
Delaware                                 38       1,697,840.46        0.44
District of Columbia                     23       1,427,346.43        0.37
Wyoming                                  15         638,810.32        0.17
Vermont                                  14         498,401.55        0.13
Arkansas                                 11         487,284.54        0.13
Montana                                  12         321,279.04        0.08
Alaska                                    8         304,804.31        0.08
South Dakota                              5         248,635.95        0.06
North Dakota                              5         103,890.47        0.03
Alabama                                   1          26,799.12        0.01
California                                1          17,687.27           0
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------


---------------------------------    ------   ----------------  ----------
                                     Number            Current        % by
                                         of          Principal     Current
Credit Rating                         Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
Unknown                                  49       1,253,827.17        0.33
A                                     2,207      94,156,211.60       24.54
A-                                    2,360     113,054,784.24       29.46
B                                     1,173      42,467,328.35       11.07
B-                                      528      18,602,645.44        4.85
B+                                    2,391     106,220,077.31       27.68
C                                       199       6,568,252.47        1.71
C-                                       13         502,284.32        0.13
C+                                       32         927,875.70        0.24
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------






This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.